Exhibit 10.81



                          Maxicare Health Plans, Inc.
                            1995 STOCK OPTION PLAN
                        NOTICE OF GRANT OF STOCK OPTION
                          (Nonqualified Stock Option)



       Name:---------------
       Location: ----------


       Grant of Option

       You have been granted an option to buy shares of common stock of Maxicare Health Plans, Inc. as follows:


               Grant Date:                            -----------------
               Option Price per Share:                -----------------
               Total Number of Shares:                -----------------


       Vesting Schedule

       The option shall become exercisable with respect to the number of shares of the aforementioned Total Number of Shares as set forth on the "Vesting Schedule" in the Grant Summary attached hereto and incorporated herein by this reference.

       Agreement

       By your signature and Maxicare Health Plans, Inc.'s signature below, you and Maxicare Health Plans, Inc. agree that this option is granted under and governed by the terms of the Maxicare Health Plans, Inc. 1995 Stock Option Plan, and the Nonqualified Stock Option Agreement which is attached hereto and incorporated herein by this reference. PLEASE READ SUCH AGREEMENT.


       "COMPANY"                              "OPTIONEE"

       Maxicare Health Plans, Inc.            Name:--------------------
       1149 S. Broadway Boulevard             Address:_________________
       Los Angeles, CA 90015                  _________________________


       By: ______________________             Signature:_______________
                President


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
                          Maxicare Health Plans, Inc.
                            1995 STOCK OPTION PLAN
                                 GRANT SUMMARY
                          (Nonqualified Stock Option)


       Name:---------------
       Location: ----------


       Grant Type: ----

       Grant Date: -------------

       Total Shares: -----------

       Option Price: -----------


                                  VESTING SCHEDULE



       Number of Shares                       Vesting Date






























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